UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22,2004

American Building Control, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9463 (Commission File Number)	75-2626358 (IRS Employer Identification No.)

1301 Waters Ridge Drive,
Lewisville, Texas 75057
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 353-6575

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 5. OTHER EVENTS

     On June 22, 2004, American Building Control, Inc. (“American Building Control”) issued a Press Release (the “Press Release”) relating to the results of American Building Control’s Annual Meeting of Shareholders during which Directors were elected and Grant Thornton LLP was appointed as its independent auditors for the year ended December 31, 2004. The foregoing is qualified by reference to the Press release which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

     The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of American Building Control’s filings with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BUILDING CONTROL, INC.

By:	/s/ Richard A. Larsen

Richard A. Larsen,
Vice President and
General Counsel

Date: June 22, 2004

INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release dated June 22, 2004 relating to the results of American Building Control’s Annual Meeting of Shareholders held on June 21, 2004 during which Directors were elected and Grant Thornton LLP was appointed as its independent auditors for the year ended December 31, 2004.